UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report: May 12, 2016
(Date of earliest event reported)

E*TRADE FINANCIAL CORPORATION
(Exact name of registrant as specified in charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1271 Avenue of the Americas, 14th Floor, New York, New York 10020
 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (646) 521-4300

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                          Submission of Matters to a Vote of Security Holders

At the Company’s Annual Meeting of Stockholders held on May 12, 2016, stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed on March 30, 2016 for the Annual Meeting of Stockholders.

The vote results detailed below represent the final results as certified by the Inspector of Elections:

Proposal 1

Election of eleven directors for a term that will end at the Company’s 2017 Annual Meeting of Stockholders.

Director	For	Against	Abstain	Broker Non-Vote
Richard J. Carbone	237,126,467	277,725	70,093	16,018,525
James P. Healy	237,104,369	299,956	69,960	16,018,525
Paul T. Idzik	237,097,123	308,705	68,457	16,018,525
Frederick W. Kanner	237,035,291	368,971	70,023	16,018,525
James Lam	237,123,033	280,666	70,586	16,018,525
Rodger A. Lawson	237,094,969	307,385	71,931	16,018,525
Shelley B. Leibowitz	237,121,861	286,184	66,240	16,018,525
Rebecca Saeger	237,121,046	285,263	67,976	16,018,525
Joseph L. Sclafani	237,116,065	286,535	71,685	16,018,525
Gary H. Stern	237,214,385	189,047	70,853	16,018,525
Donna L. Weaver	235,002,505	2,408,693	63,087	16,018,525

Proposal 2

Approval, by a non-binding advisory vote, of compensation paid by the Company to its Named Executive Officers.

For	Against	Abstain	Broker Non-Vote
228,173,286	9,179,640	121,359	16,018,525

Proposal 3

Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2016.

For	Against	Abstain
249,379,341	4,004,221	109,248

Item 8.01.                          Other Events

On May 12, 2016, the Company’s Board approved amendments to each of the Company’s Corporate Governance Guidelines, Audit Committee Charter, Compensation Committee Charter, Governance Committee Charter, and Risk Oversight Committee Charter.

The Corporate Governance Guidelines, Audit Committee Charter, Compensation Committee Charter, Governance Committee Charter, and Risk Oversight Committee Charter, are filed as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.                    Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Corporate Governance Guidelines, effective May 12, 2016
99.2	Audit Committee Charter, effective May 12, 2016
99.3	Compensation Committee Charter, effective May 12, 2016
99.4	Governance Committee Charter, effective May 12, 2016
99.5	Risk Oversight Committee Charter, effective May 12, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION

Dated: May 13, 2016	By:	/s/ Karl A. Roessner
Name: Karl A. Roessner
Title: Corporate Secretary